                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          March 4, 1997



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 5.         Other Events
-------         ------------

   In connection with the Registration Statement on Form S-3 (No. 333-01307) of Mattel, Inc. ("Mattel" or the "Company") pertaining to the issuance of up to $350,000,000 in aggregate amount of various types of the Company's securities (the "Securities"), the Company is hereby providing the following information for incorporation by reference into such registration statement:

(1) The following table sets forth the Company's unaudited ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends for the periods indicated.

                                          FOR THE NINE MONTHS ENDED SEPTEMBER 30,     FOR THE YEARS ENDED DECEMBER 31,(a)
                                          ---------------------------------------   ---------------------------------------
                                                  1996           1995                1995    1994    1993    1992    1991
                                                 ------         ------              ------- ------- ------- ------- -------
Ratio of earnings to fixed
 charges(b)(c).........................            7.01           6.89                 7.01    6.88    4.20    4.51    4.00
Ratio of earnings to combined fixed
 charges and preferred stock
 dividends(b)(c).......................            7.01           6.54                 6.76    6.43    3.94    4.25    3.71

--------
(a) The consolidated ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends for 1993, 1992 and 1991 have been restated for the effects of the November 1993 merger of Fisher-Price, Inc. into a wholly-owned subsidiary of the Company, accounted for as a pooling of interests. Fisher-Price, Inc. was excluded from periods prior to July 1, 1991, while its business was operated as a division of The Quaker Oats Company.
(b) The ratio of earnings to fixed charges is computed by dividing income before taxes, extraordinary items, cumulative effect of changes in accounting principles, fixed charges, minority interest and undistributed income of less-than-majority-owned affiliates (as used in this footnote
    (b), "earnings") by fixed charges. Fixed charges are the sum of interest costs (whether expensed or capitalized) and the portion of aggregate rental expense (one-third) which is estimated to represent the interest factor in such rentals. The ratio of earnings to combined fixed charges and preferred stock dividends is computed by dividing earnings by the sum of fixed charges plus dividends on the Company's outstanding shares of preferred stock during the indicated period. As of the date hereof, the Company has no outstanding shares of preferred stock.
(c) Until July 1, 1991, the Company was a guarantor of certain foreign bank lines of credit extended to less-than-majority-owned joint ventures. Performance by the Company pursuant to these guarantees was deemed unlikely; thus the associated fixed charges have been excluded from computation of the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends. The portion of fixed charges paid by less-than-majority-owned joint ventures for which the Company was guarantor was approximately $4.5 million in 1991.

(2) The validity of the Securities will be passed upon for the Company by Irell & Manella LLP, Los Angeles, California. Ronald M. Loeb, a partner of the law firm of Irell & Manella LLP, is a Director of the Company and is the record owner of 83,795 shares of Common Stock and has options to acquire up to 15,000 shares of Common Stock, all of which options are fully vested.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------
  (a) Financial Statements of Businesses Acquired.

      None.

  (b) Pro Forma Financial Information.

  On November 17, 1996, the Company entered into an Agreement and Plan of Merger (as amended to date, the "Merger Agreement") with Tyco Toys, Inc., a Delaware corporation ("Tyco"), and Truck Acquisition Corp., a Delaware corporation, pursuant to which the Company intends to acquire Tyco by way of a merger (the "Merger"). The following unaudited pro forma condensed combined financial statements give effect to the Merger under the pooling of interests method of accounting. These pro forma financial statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the Merger occurred as of an earlier date, nor are they necessarily indicative of operating results and financial position which may occur in the future.

  A pro forma condensed combined balance sheet is provided as of September 30, 1996, giving effect to the Merger as though it had been consummated on that date. Pro forma condensed combined income statements are provided for the nine-month periods ended September 30, 1995 and 1996, and the years ended December 31, 1993, 1994, and 1995, giving effect to the Merger as though it had occurred at the beginning of the earliest period presented.

  The condensed historical statements of income for annual periods are derived from the historical consolidated financial statements of Mattel and Tyco, and should be read in conjunction with the companies' separate 1995 Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The historical financial statements of Mattel as of or for the nine months ended September 30, 1995 and 1996 have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") applicable to interim financial information and, in the opinion of Mattel's management, include all adjustments necessary for a fair presentation of financial information for such interim periods. To the knowledge of Mattel, the historical financial statements of Tyco as of and for the nine months ended September 30, 1995 and 1996 have been prepared in accordance with GAAP applicable to interim financial information and include all adjustments necessary for a fair presentation of financial information for such interim periods.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996

                                            HISTORICAL         PRO FORMA
                                          --------------- ----------------------
                                           MATTEL   TYCO  ADJUSTMENTS   COMBINED
                                          -------- ------ -----------   --------
                                                     (IN MILLIONS)
ASSETS
Current Assets:
  Cash, cash equivalents and marketable
   securities............................ $   97.1 $ 29.8   $  0.6 (a)  $  127.5
  Accounts receivable, net...............  1,232.9  319.4      --        1,552.3
  Inventories............................    477.6   89.1      --          566.7
  Prepaid expenses and other current
   assets................................    205.0   35.6     (2.1)(b)     238.5
                                          -------- ------   ------      --------
    Total current assets.................  2,012.6  473.9     (1.5)      2,485.0
                                          -------- ------   ------      --------
Property, plant and equipment, net.......    562.5   31.7      --          594.2
Other noncurrent assets..................    511.2  273.5      7.0 (c)     791.7
                                          -------- ------   ------      --------
    Total Assets......................... $3,086.3 $779.1   $  5.5      $3,870.9
                                          ======== ======   ======      ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Short-term borrowings and current
   portion of long-term liabilities...... $  423.3 $106.2   $(83.8)(d)  $  445.7
  Accounts payable, accrued liabilities
   and income taxes payable..............    832.4  170.4     39.8 (e)   1,042.6
                                          -------- ------   ------      --------
    Total current liabilities............  1,255.7  276.6    (44.0)      1,488.3
                                          -------- ------   ------      --------
Medium-Term notes........................    220.0    --       --          220.0
Senior subordinated notes................      --   126.5      --          126.5
6-3/4% senior notes due 2000.............    100.0    --       --          100.0
Other long-term debt.....................     55.2   20.6      --           75.8
Other long-term liabilities..............    105.6    2.0      --          107.6
Shareholders' equity.....................  1,349.8  353.4     49.5 (f)   1,752.7
                                          -------- ------   ------      --------
    Total Liabilities and Shareholders'
     Equity.............................. $3,086.3 $779.1   $  5.5      $3,870.9
                                          ======== ======   ======      ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

                                        HISTORICAL           PRO FORMA
                                      ----------------  ----------------------
                                       MATTEL    TYCO   ADJUSTMENTS   COMBINED
                                      --------  ------  -----------   --------
                                      (IN MILLIONS, EXCEPT PER SHARE DATA)
Net Sales...........................  $2,483.5  $494.0    $  --       $2,977.5
  Cost of sales.....................   1,274.8   285.5      25.9 (g)   1,586.2
                                      --------  ------    ------      --------
Gross Profit........................   1,208.7   208.5     (25.9)      1,391.3
  Advertising and promotion
   expenses.........................     367.7   109.5     (24.1)(g)     453.1
  Other selling and administrative
   expenses.........................     432.8    87.5      (1.8)(g)     518.5
  Interest expense..................      51.8    20.4       --           72.2
  Restructuring and integration
   charges..........................       --      4.9       --            4.9
  Other (income) expense, net.......     (13.2)    1.0       --          (12.2)
                                      --------  ------    ------      --------
Income (Loss) from Continuing Opera-
 tions Before Income Taxes..........     369.6   (14.8)      --          354.8
Provision (benefit) for income tax-
 es.................................     123.8    (4.9)     (2.7)(h)     116.2
                                      --------  ------    ------      --------
Income (Loss) from Continuing Opera-
 tions..............................     245.8    (9.9)      2.7         238.6
Preference stock dividend require-
 ments..............................       3.3     2.4       --            5.7
                                      --------  ------    ------      --------
Income (Loss) from Continuing
 Operations Applicable to Common
 Shares.............................  $  242.5  $(12.3)   $  2.7      $  232.9
                                      ========  ======    ======      ========
Income (Loss) Per Share from
 Continuing Operations(i)...........  $   0.86  $(0.35)               $   0.79
                                      ========  ======                ========
Average number of common and common
 equivalent shares outstanding(i)...     281.0    34.8                   296.1
                                      ========  ======                ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                         HISTORICAL          PRO FORMA
                                       ---------------  ----------------------
                                        MATTEL   TYCO   ADJUSTMENTS   COMBINED
                                       -------- ------  -----------   --------
                                       (IN MILLIONS, EXCEPT PER SHARE DATA)
Net Sales............................. $2,595.4 $492.7    $  --       $3,088.1
  Cost of sales.......................  1,291.8  278.2      23.7 (g)   1,593.7
                                       -------- ------    ------      --------
Gross Profit..........................  1,303.6  214.5     (23.7)      1,494.4
  Advertising and promotion expenses..    369.9  110.3     (23.4)(g)     456.8
  Other selling and administrative ex-
   penses.............................    471.1   84.4      (0.3)(g)     555.2
  Interest expense....................     52.5   17.1       --           69.6
  Other expense, net..................     18.7    4.5       --           23.2
                                       -------- ------    ------      --------
Income (Loss) from Continuing Opera-
 tions Before Income Taxes............    391.4   (1.8)      --          389.6
  Provision (benefit) for income tax-
   es.................................    127.2   (0.4)      --          126.8
                                       -------- ------    ------      --------
Income (Loss) from Continuing Opera-
 tions................................    264.2   (1.4)      --          262.8
  Preference stock dividend require-
   ments..............................      --     4.6       --            4.6
                                       -------- ------    ------      --------
Income (Loss) from Continuing
 Operations Applicable to Common
 Shares............................... $  264.2 $ (6.0)   $  --       $  258.2
                                       ======== ======    ======      ========
Income (Loss) Per Share from Continu-
 ing Operations(i).................... $   0.95 $(0.17)               $   0.87
                                       ======== ======                ========
Average number of common and common
 equivalent shares outstanding(i).....    279.4   34.8                   295.1
                                       ======== ======                ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                         HISTORICAL          PRO FORMA
                                       ---------------  ----------------------
                                        MATTEL   TYCO   ADJUSTMENTS   COMBINED
                                       -------- ------  -----------   --------
                                       (IN MILLIONS, EXCEPT PER SHARE DATA)
Net Sales............................. $2,704.4 $730.2    $  --       $3,434.6
  Cost of sales.......................  1,378.2  436.7      38.6 (g)   1,853.5
                                       -------- ------    ------      --------
Gross Profit..........................  1,326.2  293.5     (38.6)      1,581.1
  Advertising and promotion expenses..    426.7  180.8     (42.1)(g)     565.4
  Other selling and administrative ex-
   penses.............................    473.4  134.9       3.5 (g)     611.8
  Interest expense....................     62.6   23.5       --           86.1
  Restructuring and integration
   charges............................    115.0   28.2       --          143.2
  Other expense, net..................     11.9    9.4       --           21.3
                                       -------- ------    ------      --------
Income (Loss) from Continuing
 Operations Before Income Taxes.......    236.6  (83.3)      --          153.3
  Provision (benefit) for income tax-
   es.................................    100.7  (13.4)     (0.7)(h)      86.6
                                       -------- ------    ------      --------
Income (Loss) from Continuing Opera-
 tions................................    135.9  (69.9)      0.7          66.7
  Preference stock dividend require-
   ments..............................      4.9    --        --            4.9
                                       -------- ------    ------      --------
Income (Loss) from Continuing
 Operations Applicable to Common
 Shares............................... $  131.0 $(69.9)   $  0.7      $   61.8
                                       ======== ======    ======      ========
Income (Loss) Per Share from Continu-
 ing Operations(i).................... $   0.49 $(2.08)               $   0.22
                                       ======== ======                ========
Average number of common and common
 equivalent shares outstanding(i).....    267.5   33.6                   282.1
                                       ======== ======                ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                           HISTORICAL          PRO FORMA
                                         ---------------  ---------------------
                                          MATTEL   TYCO   ADJUSTMENTS  COMBINED
                                         -------- ------  -----------  --------
                                         (IN MILLIONS, EXCEPT PER SHARE DATA)
Net Sales..............................  $3,205.0 $753.1     $ --      $3,958.1
  Cost of sales........................   1,603.5  445.4      41.3 (g)  2,090.2
                                         -------- ------     -----     --------
Gross Profit...........................   1,601.5  307.7     (41.3)     1,867.9
  Advertising and promotion expenses...     516.5  172.5     (32.9)(g)    656.1
  Other selling and administrative ex-
   penses..............................     536.4  123.6      (8.4)(g)    651.6
  Interest expense.....................      55.5   30.9       --          86.4
  Restructuring and integration
   charges.............................      72.0    4.7       --          76.7
  Other expense, net...................      27.5    7.5       --          35.0
                                         -------- ------     -----     --------
Income (Loss) from Continuing Opera-
 tions Before Income Taxes.............     393.6  (31.5)      --         362.1
  Provision for income taxes...........     137.8    1.5      (3.6)(h)    135.7
                                         -------- ------     -----     --------
Income (Loss) from Continuing Opera-
 tions.................................     255.8  (33.0)      3.6        226.4
  Preference stock dividend require-
   ments...............................       4.7    2.1       --           6.8
                                         -------- ------     -----     --------
Income (Loss) from Continuing
 Operations Applicable to Common
 Shares................................  $  251.1 $(35.1)    $ 3.6     $  219.6
                                         ======== ======     =====     ========
Income (Loss) Per Share from Continuing
 Operations(i).........................  $   0.90 $(1.01)              $   0.74
                                         ======== ======               ========
Average number of common and common
 equivalent shares outstanding(i)......     279.9   34.7                  295.0
                                         ======== ======               ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                         HISTORICAL           PRO FORMA
                                       ----------------  ---------------------
                                        MATTEL    TYCO   ADJUSTMENTS  COMBINED
                                       --------  ------  -----------  --------
                                       (IN MILLIONS, EXCEPT PER SHARE DATA)
Net Sales............................  $3,638.8  $709.1     $ --      $4,347.9
  Cost of sales......................   1,849.6   416.2      36.2 (g)  2,302.0
                                       --------  ------     -----     --------
Gross Profit.........................   1,789.2   292.9     (36.2)     2,045.9
  Advertising and promotion ex-
   penses............................     584.5   160.8     (32.4)(g)    712.9
  Other selling and administrative
   expenses..........................     603.1   119.1      (3.8)(g)    718.4
  Interest expense...................      73.6    28.0       --         101.6
  Restructuring and integration
   charges...........................       --      8.9       --           8.9
  Other (income) expense, net........      (4.9)    4.3       --          (0.6)
                                       --------  ------     -----     --------
Income (Loss) from Continuing Opera-
 tions Before Income Taxes...........     532.9   (28.2)      --         504.7
  Provision (benefit) for income tax-
   es................................     175.1    (1.0)     (4.1)(h)    170.0
                                       --------  ------     -----     --------
Income (Loss) from Continuing Opera-
 tions...............................     357.8   (27.2)      4.1        334.7
  Preference stock dividend require-
   ments.............................       3.3     3.2       --           6.5
                                       --------  ------     -----     --------
Income (Loss) from Continuing
 Operations Applicable to Common
 Shares..............................  $  354.5  $(30.4)    $ 4.1     $  328.2
                                       ========  ======     =====     ========
Income (Loss) Per Share from Continu-
 ing Operations(i)...................  $   1.26  $(0.87)              $   1.11
                                       ========  ======               ========
Average number of common and common
 equivalent shares outstanding(i)....     281.0    34.8                  296.1
                                       ========  ======               ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                             FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

  The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, giving effect to the Merger of Mattel and Tyco as accounted for by the pooling of interests method. In accordance with Commission reporting rules, the pro forma condensed combined statements of income, and the historical statements from which they are derived, present only income from continuing operations and, therefore, do not include discontinued operations, extraordinary items and the cumulative effects of accounting changes.

  Because the Merger has not been completed, costs of the Merger can only be estimated at this time. The pro forma condensed combined statement of income for the nine months ended September 30, 1996 excludes: (i) the positive effects of potential cost savings which may be achieved upon combining the resources of the companies; (ii) transaction costs of approximately $60 to $70 million, including investment banking, legal and accounting fees, and contractual termination and incentive benefits. Additionally, Mattel expects to restructure the combined operations, resulting in additional nonrecurring charges. The amount of such charges cannot be reasonably estimated until an analysis of the newly combined operations is completed and a restructuring plan developed.

  The pro forma condensed combined balance sheet as of September 30, 1996 includes, in accordance with Commission reporting rules, the impact of all transactions, whether of a recurring or nonrecurring nature, that can be reasonably estimated and should be reflected as of that date.

2. PRO FORMA ADJUSTMENTS

  Intercompany Transactions--There were no intercompany transactions which required elimination from the pro forma combined operating results or balance sheet.

  (a) Cash--Cash has been adjusted to reflect the issuance of 3.0 million shares of the common stock, $1.00 par value, of Mattel ("Mattel Common Stock") to an independent third party prior to the consummation date of the Merger, and the prepayment of certain Tyco short-term borrowings (including the related prepayment fee).

  (b) Prepaid Expenses and Other Current Assets--Current assets have been adjusted to reflect the write-off of the current portion of Tyco's capitalized debt issuance costs related to certain short-term borrowings that will be prepaid.

  (c) Other Noncurrent Assets--The combined pro forma financial information has been adjusted to reflect the write-off of the noncurrent portion of Tyco's capitalized debt issuance cost related to certain short-term borrowings that will be prepaid, and recognition of tax benefits relating to certain foreign net operating losses of Tyco.

  (d) Short-term Borrowings--Borrowings have been adjusted to reflect the prepayment of certain Tyco short-term borrowings.

  (e) Accounts Payable, Accrued Liabilities, and Income Taxes Payable--The pro forma adjustment principally reflects $45 million, net of related taxes, for the minimum of the estimated range for transaction costs related to the Merger.

  (f) Shareholders' Equity--Shareholders' equity has been adjusted to reflect the following:

   --Common stock accounts are adjusted for the assumed issuance of approximately 15.6 million shares of Mattel Common Stock in exchange for approximately 34.8 million shares of the common stock, par value $.01 per share, of Tyco ("Tyco Common Stock") outstanding as of September 30, 1996, utilizing, for purposes of this analysis, an exchange ratio estimated to be
  0.43459 shares of Mattel Common Stock for each one share of Tyco Common Stock (the "Estimated Exchange Ratio"). Additionally, adjustments reflect conversion into Mattel Common Stock of all options to acquire Tyco Common Stock issued under Tyco's 1992 Non-Qualified Stock Option Plan ("Tyco Stock Options") and all deferred restricted stock units issued under Tyco's Deferred Stock Unit Plan ("Tyco Restricted Stock Units"). The number of shares of Mattel Common Stock to be issued at consummation of the Merger will be based upon the actual number of shares of Tyco Common Stock outstanding at that time and the actual exchange ratio (determined in accordance with the terms of the Merger Agreement).

   --Additional paid-in capital is adjusted for the effects of: (i) issuance of shares of Mattel Common Stock having a par value of $1.00 per share in exchange for Tyco Common Stock having a par value of $0.01 per share; (ii) cancellation of approximately 0.2 million shares of Tyco Common Stock held in treasury as of September 30, 1996; (iii) the issuance of 0.5 million shares of Mattel Common Stock for the Tyco Stock Options and Restricted
  Stock Units; (iv) the issuance of 3.0 million shares of Mattel Common Stock from its treasury to an independent third party prior to the consummation date of the Merger; and (v) conversion of Tyco's Series B Voting Convertible Exchangeable Preferred Stock and Tyco's Series C Mandatorily Convertible Redeemable Preferred Stock, each having a par value of $.10 per share, into equivalent shares of Mattel's Series B Preferred Stock and Mattel's Series C Mandatorily Convertible Redeemable Preferred Stock, each having a par value of $1.00 per share.

   --Retained earnings is adjusted for the effects of: (i) accrual for the minimum of the estimated range for transaction costs related to the Merger;
  (ii) compensation expense related to the Tyco Restricted Stock Units; (iii) write-off of Tyco's debt issuance costs and a prepayment fee related to certain short-term borrowings; and (iv) recognition of tax benefits relating to certain foreign net operating losses of Tyco.

  (g) Pro Forma Combined Statement of Income--Certain reclassifications have been made to conform Tyco's reporting of cost of sales, advertising and promotion, and selling and administration expenses to that of Mattel.

  (h) Provision (Benefit) for Income Taxes--The pro forma financial adjustment reflects the reduction of valuation allowances established in the historical financial statements of Tyco, resulting in the recognition of benefits of losses incurred by certain foreign affiliates in the pro forma combined financial statements.

  (i) Income per Common Share--Historical and pro forma per share data of the companies include the retroactive effect of the November 1993 merger of Fisher-Price, Inc. into a wholly owned subsidiary of Mattel, accounted for as a pooling of interests. Pro forma weighted-average common shares outstanding for all periods presented are based upon Mattel's and Tyco's combined historical weighted-average shares, after adjustment of Tyco's historical number of shares by the Estimated Exchange Ratio.

        (c)     Exhibits:

                Exhibit 12 Statement Re: Computation of Ratios of Earnings to Fixed Charges and Earnings to Combined Fixed Charges and Preferred Stock Dividends

                               SIGNATURES
                               ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Leland P. Smith
                                                  -------------------------
                                                  Leland P. Smith
                                                  Assistant Secretary and
        Date: March 4, 1997                       Assistant General Counsel
              -------------